UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 5, 2012

Xtra-Gold Resources Corp.
(Exact name of registrant as specified in its charter)

Nevada	333-139037	91-1956240
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

357 Bay Street, Suite 902, Toronto, Ontario, Canada		M5H 2T7
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 416 366-4227 not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01 Regulation FD Disclosure

On November 5, 2012, Xtra-Gold Resources Corp. (the “Company”) announced the completion of an initial National Instrument 43-101 compliant mineral resource estimate on its wholly owned Kibi gold project, located in the Kibi-Winneba greenstone belt in Ghana, West Africa. The resource estimate encompasses the Big Bend, East Dyke, Mushroom, and South Ridge deposits in Zone 2 and the Double 19 deposit in Zone 3. In aggregate, these five gold deposits are estimated to contain an indicated mineral resource of 278,000 ounces of gold and an additional inferred mineral resource of 147,000 ounces of gold.

Pursuant to General Instruction B-2 of Form 8-K, the information in this Item 7.01 of Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise be subject to the liabilities of that section, nor is it incorporated by reference into any filing of Xtra-Gold Resources Corp. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Exhibit Title or Description
Exhibit 99.1	News release issued by the Company dated November 5, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 8, 2012	XTRA-GOLD RESOURCES CORP.
(Registrant)

/s/ Paul Zyla
By: Paul Zyla,
Principal Executive Officer